[LOGO OMITTED]

DERMA SCIENCES, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

and

PROXY STATEMENT

214 Carnegie Center

Suite 100

Princeton, New Jersey 08540

May 11, 2005

DERMA SCIENCES, INC.
214 Carnegie Center,
Princeton, NJ 08540
(609) 514-4744

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 11, 2005

To the Shareholders:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Derma Sciences, Inc., a Pennsylvania corporation (the “Company”), will be held on May 11, 2005, at 3:00 p.m., at the offices of the Company, 214 Carnegie Center, Suite 100, Princeton, New Jersey, for the following purposes:

1.	To elect seven directors for the year following the annual meeting or until their successors are elected;

2.	To consider and vote upon ratification of the appointment of J.H. Cohn LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2005; and

3.	To transact such other business as may properly come before the meeting and all adjournments thereof.

        Only shareholders of record at the close of business on March 25, 2005, the record date and time fixed by the Board of Directors, are entitled to notice of, and to vote at, the meeting.

        The Board of Directors unanimously recommends that shareholders vote “FOR” (i) the election as directors of the nominees named in the accompanying Proxy Statement, and (ii) the ratification of the selection of J.H. Cohn LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2005.

        You are cordially invited to attend the meeting. Whether or not you plan to attend personally, and regardless of the number of shares you own, it is important that your shares be represented. Accordingly, WE URGE YOU TO COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. If you attend the Annual Meeting and wish to vote in person, you may withdraw your proxy at that time.

By Order of the Board of Directors,

EDWARD J. QUILTY
Chairman of the Board

DERMA SCIENCES, INC.
214 Carnegie Center, Suite 100
Princeton, NJ 08540
(609) 514-4744

PROXY STATEMENT

        This statement is furnished by the Board of Directors of Derma Sciences, Inc. (the “Company”) in connection with the Board’s solicitation of proxies for use at its Annual Meeting of Shareholders (the “Meeting”) to be held at 3:00 p.m. on Wednesday, May 11, 2005, at the offices of the Company, 214 Carnegie Center, Suite 100, Princeton, New Jersey, 08540, and at any adjournments thereof. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Shareholders.

        If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted for the election as directors of those nominees named in the Proxy and for ratification of the selection of J.H. Cohn LLP as independent registered public accounting firm for the year ended December 31, 2005. The Board knows of no matters which are to be presented for consideration at the Meeting other than those specifically described in the Notice of Annual Meeting of Shareholders, but if other matters are properly presented, it is the intention of the persons designated as proxies to vote on them in accordance with their judgment.

        A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Company at the above address or by delivery of a proxy bearing a later date. Any shareholder may attend the Meeting and vote in person whether or not a Proxy was previously submitted.

        The close of business on March 25, 2005, has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meeting. On the Record Date, the Company had 12,284,007 shares of Common Stock, 150,003 shares of Series A Convertible Preferred Stock, 440,003 shares of Series B Convertible Preferred Stock, 619,055 shares of Series C Convertible Preferred Stock and 1,071,346 shares of Series D Convertible Preferred Stock outstanding and entitled to vote. The foregoing shares of Common and Preferred Stock (collectively, “Shares”) are the only voting securities of the Company.

        The presence at the Meeting, in person or by proxy, of the holders of 14,564,414 Shares (a majority of the aggregate number of shares of Common Stock and Preferred Stock issued and outstanding and entitled to vote as of the Record Date) is necessary to constitute a quorum to transact business. Proxies marked “Abstain” and broker proxies that have not voted on a particular proposal (“Broker Non-Votes”), if any, will be counted in determining the presence of a quorum. Other than for election of directors (discussed below), each holder of Common Stock and Preferred Stock as of the Record Date is entitled to one vote per Share.

        Election of the director nominees named in Proposal No. 1 requires the affirmative vote of a plurality of the total number of votes cast for the election of directors at the Meeting by the holders of Common Stock and Preferred Stock, voting together as a single class. Votes may be cast in favor of or withheld with respect to all of the director nominees, or any of them. Abstentions and Broker Non-Votes, if any, will not be counted as having been voted and will have no effect on the election of directors except to the extent the failure to vote for a nominee results in another nominee receiving a larger number of votes. Shareholders may cumulate their votes in the election of directors. That is, shareholders may multiply the number of Shares owned and entitled to vote at the Meeting by the number of directors (7) to be elected and cast the resulting number of votes for any one or more candidates.

        Adoption of Proposal No. 2 and Proposal No. 3 requires the affirmative vote of a majority of the total number of shares of the Common Stock and Preferred Stock represented and entitled to vote at the Meeting, voting together as a single class. In determining whether Proposal No. 2 and Proposal No. 3 have received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as votes against the proposals, and Broker Non-Votes, if any, will have no effect on the votes for the proposals.

        The expense of solicitation will be borne by the Company. The solicitation of Proxies will be largely by mail, but may include telephonic, telegraphic or oral communications by officers or other representatives of the Company. The Company will also reimburse brokers or other persons holding shares in their names or in the names of their nominees for reasonable out-of-pocket expenses in connection with forwarding Proxies and proxy materials to the beneficial owners of such shares.

        It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to shareholders on or about April 8, 2005.

PROPOSAL 1 — ELECTION OF DIRECTORS

        A board of seven directors, constituting the entire Board of Directors specified by the bylaws of the Company, will be elected at the Meeting by the shareholders of the Company to hold office until their successors have been elected and qualify. It is intended that, unless authorization to do so is withheld, the proxies will be voted “FOR” the election of the director nominees named below. Each nominee has consented to be named in this Proxy Statement and to serve as a director if elected. However, if any nominee becomes unable to stand for election as a director at the Meeting, an event not now anticipated by the Board, the Proxy will be voted for a substitute designated by the Board.

        The nominees are listed below with brief statements of their principal occupation and other information:

Name of Nominee	Age	Director Since	Principal Occupation

Edward J. Quilty	54	March, 1996	Chairman of the Board, President and Chief Executive Officer of the Company

Srini Conjeevaram	46	May, 1998	General Partner and Chief Financial Officer of Galen Associates

Stephen T. Wills, CPA, MST	48	May, 2000	Executive Vice President - Operations and Chief Financial Officer of Palatin Technologies, Inc.

James T. O'Brien	66	May, 2001	Consultant to the pharmaceutical industry

C. Richard Stafford, Esq.	69	May, 2002	Consultant to the pharmaceutical industry

Richard J. Keim	69	May, 2002	Managing Director of Kensington Management Group, LLC

Robert G. Moussa	58	Nominee	President and Chief Executive Officer of Robert Moussa & Associates

        Robert G. Moussa, if elected to the board of directors, will be, and all current director nominees with the exception of Edward J. Quilty are, “independent” as defined in Nasdaq Marketplace Rule 4200. The term of office of each person elected as director will continue until the Company’s next Annual Meeting of Shareholders or until his successor has been elected and qualifies.

Information Relative to Directors and Nominees

        Edward J. Quilty has served as Chief Executive Officer of the Company since November, 1996, Chairman of the Board since May, 1996 and as a director of the Company since March, 1996. Mr. Quilty was the Chairman of the Board of Palatin Technologies, Inc., a publicly traded biopharmaceutical company specializing in peptide drug design for diagnostic and therapeutic agents from November, 1995 until May, 2000. During the period November, 1996 through May, 2000 Mr. Quilty held the Chief Executive Officer positions at both the Company and Palatin Technologies, Inc. From July, 1994 through November, 1995, he was President and Chief Executive Officer of

MedChem Products, Inc., a publicly traded developer and manufacturer of specialty medical products which was acquired by C. R. Bard in November, 1995. From March, 1992 through July, 1994 Mr. Quilty served as President and Chief Executive Officer of Life Medical Sciences, Inc., a publicly traded developer and manufacturer of specialty medical products including wound healing agents. The assets of Life Medical Sciences were purchased by MedChem Products, Inc. During the period January, 1987 through September, 1991 Mr. Quilty served as Vice President – Sales and Marketing and later as Executive Vice President with McGaw Laboratories, a pharmaceutical and medical device company. Previously, he served from 1974 in a variety of sales, marketing and management positions with Baxter/American Hospital Supply Corporation. Mr. Quilty has over 30 years of experience in the healthcare industry primarily in strategic planning, management and sales and marketing. Mr. Quilty is director of the MedTech Group, a privately held medical products company. He earned a Bachelor of Science degree from Southwest Missouri State University, Springfield, Missouri in 1973 and a Master of Business Administration degree from Ohio University, Athens, Ohio in 1987.

        Srini Conjeevaram has served as director of the Company since May, 1998. Mr. Conjeevaram is a General Partner of Galen Associates, a healthcare venture capital firm, and has been with Galen Associates since 1991. Prior to his affiliation with Galen Associates, he was an Associate in Corporate Finance at Smith Barney from 1989 to 1990 and a Senior Project Engineer for General Motors Corporation from 1982 to 1987. Mr. Conjeevaram serves as a director of ONI Incorporated and Integrated Diagnostic Centers, Inc. and as an observer on the board of directors of Acura Pharmaceutical, Inc. He earned a Bachelor of Science degree in Mechanical Engineering from Madras University, Madras, India, a Master of Science degree in Mechanical Engineering from Stanford University, Stanford, California, and a Master of Business Administration in Finance from Indiana University, Bloomington, Indiana.

        Stephen T. Wills, CPA, MST has served as a director of the Company since May, 2000. He also served as Chief Financial Officer of the Company from July, 1997 and Vice President from November, 1997 until his resignation from these positions in July, 2000. Mr. Wills currently serves as Executive Vice President – Operations and Chief Financial Officer of Palatin Technologies, Inc., a publicly traded biopharmaceutical company. Mr. Wills is a member of the American Institute of Certified Public Accountants, New Jersey Society of Certified Public Accountants and Pennsylvania Institute of Certified Public Accountants. He earned a Bachelor of Science degree in Accounting from West Chester University, West Chester, Pennsylvania in 1979 and a Master of Science in Taxation from Temple University, Philadelphia, Pennsylvania in 1994.

        James T. O’Brien has served as a director of the Company since May, 2001. He currently serves as a consultant to the pharmaceutical and healthcare industries. Most recently, he served as President of O’Brien Marketing & Communications. Previously, Mr. O’Brien served from 1989 to 1991 as President and Chief Operating Officer for Elan Corporation (NYSE: ELN), a multi-national medical products and pharmaceutical company. In 1986, Mr. O’Brien founded O’Brien Pharmaceuticals and served as its President and Chief Executive Officer until the acquisition of this company by Elan Corporation. During the period 1980 to 1986, Mr. O’Brien held several division presidencies with the Revlon Health Care Group. Prior to his association with Revlon, he served for seventeen years with Sandoz Pharmaceuticals, Inc., most recently as Vice President of U.S. Marketing and Sales. Mr. O’Brien serves on the board of directors of Pharmaquest, Inc. and serves as chairman of the board of directors of Benedictine College. He earned a Bachelor of Science in Business Administration from Benedictine College, Atchison, Kansas, in 1960 and attended the Harvard University Advanced Management Program in 1974.

        C. Richard Stafford, Esq. has served as a director of the Company since May, 2002. Mr. Stafford is a consultant to the pharmaceutical industry. Previously, he was Vice President for Corporate Development and a member of the operating committee of Carter-Wallace, Inc., a multinational manufacturer of pharmaceutical, toiletry and diagnostic products. Prior to joining Carter-Wallace, Inc. in 1977, Mr. Stafford was President of Caithness Corporation, a natural resources development firm, and an adjunct professor of law at New York Law School. Mr. Stafford earned his Bachelor of Arts, cum laude, from Harvard College, his Bachelor of Laws from Harvard Law School and his Master of Laws from New York University Law School.

        Richard J. Keim has served as a director of the Company since May, 2002. He is the founder and Managing Director of Kensington Management Group, LLC, a portfolio manager with assets in excess of $75 million. Prior to organizing Kensington in 1986, Mr. Keim founded and served as Executive Vice President of the

Buckingham Research Group Incorporated, a registered broker-dealer, from 1982 through 1993 and Executive Vice President and Chief Investment Officer of Buckingham Capital Management from 1985 until 1993. Mr. Keim received his Bachelor of Arts in Business Administration from the University of Wisconsin and his Master of Business Administration from the University of Chicago. He is a Senior Security Analyst, a Chartered Financial Analyst, and a member of the New York Society of Security Analysts and the Financial Analyst Federation.

        Robert G. Moussa is a nominee for election to the Board of Directors of the Company. Mr. Moussa is the owner, President and Chief Executive Officer of Robert Moussa & Associates, a consulting firm serving the pharmaceutical, biotechnology and healthcare industries. Prior to founding this firm, he served in a variety of executive positions with Mallinckrodt, Inc., St. Louis, Missouri, a $2.4 billion healthcare and chemical company. Mr. Moussa’s most recent assignment at Mallinckrodt was President – International, a position he held from 1995 through 1997. Previously he served from 1992 to 1996 as President and Chief Executive Officer of Mallinckrodt Medical, Inc., Mallinckrodt’s largest business unit with over one billion dollars in revenues. Before joining Mallinckrodt Medical, Mr. Moussa served during the period 1978 through 1992 as Mallinckrodt, Inc.‘s Group Vice President – International Medical Products, Vice President and General Manager – Medical Products Europe, General Manager – Critical Care, Director of Business Operations and General Sales Manager. Prior to joining Mallinckrodt, Mr. Moussa held a number of positions during the period 1969 through 1976 with Sherwood Medical, United Kingdom, most recently as Director of Marketing. Mr. Moussa received his Baccalaureate from the Collège du Sacre-Cœur, Beirut, Lebanon, in 1966 and his Bachelor of Science in Business Administration from Ealing University, London, England, in 1969. He has also completed executive seminars at the University of California at Berkley, the Aspen Institute, the Wharton Executive School and the Center for Creative Leadership.

Compensation of Directors

        Upon election or appointment, outside directors receive options to purchase 20,000 shares of the Company’s Common Stock at a price per share equal to the fair market value of the Common Stock on the date of the option grant. These options vest at the rate of 5,000 on the date of grant and 5,000 per year thereafter. For each year of service, outside directors receive options to purchase 70,000 shares of the Company’s Common Stock at a price per share equal to the fair market value of the Common Stock on the date of the option grant. These options vest at the rate of 55,000 on the date of grant and 5,000 per year thereafter. In addition, outside directors receive cash compensation at the rate of $12,000 per year, payable quarterly. All directors are reimbursed for expenses incurred in connection with each board and committee meeting attended. Inside directors receive no compensation for their services as directors.

Board Committees

Audit Committee

        The Company maintains an Audit Committee that is currently composed of Stephen T. Wills, CPA, MST, Srini Conjeevaram, C. Richard Stafford, Esq., James T. O’Brien and Richard J. Keim. Messrs. Wills, Conjeevaram, Stafford, O’Brien and Keim are considered to be “independent” as defined in Nasdaq Marketplace Rule 4200. The Audit Committee reviews the results and scope of the audit and the financial recommendations provided by the Company’s independent registered public accounting firm. The Audit Committee operates under a written charter a copy of which is attached hereto as Appendix A. The Audit Committee held four meetings in 2004. Details relative to the Audit Committee’s financial expert, together with the Audit Committee Report, are set forth below under the heading Additional Information.

Compensation Committee

        The Company maintains a Compensation Committee that is currently composed of Edward J. Quilty, Stephen T. Wills, CPA, MST, Srini Conjeevaram, James T. O’Brien, C. Richard Stafford, Esq. and Richard J. Keim. Messrs. Wills, Conjeevaram, O’Brien, Stafford and Keim are considered to be “independent” as defined in Nasdaq Marketplace Rule 4200. The Compensation Committee reviews the compensation of management and recommends to the Board of Directors the amounts and types of cash and equity incentives to be offered to management. The Compensation Committee operates under a written charter a copy of which is attached hereto as Appendix B. The

Compensation Committee held four meetings in 2004. The Compensation Committee Report is set forth below under the heading Additional Information.

Nominating Committee

        The Company maintains a Nominating Committee that is currently composed of Edward J. Quilty, Srini Conjeevaram, Stephen T. Wills, CPA, MST and C. Richard Stafford, Esq. Messrs. Conjeevaram, Wills and Stafford are considered to be “independent” as defined in Nasdaq Marketplace Rule 4200. The Nominating Committee reviews the qualifications of prospective directors for consideration by the Board of Directors as management’s nominees for directors. The Nominating Committee does not operate under a written charter. The Nominating Committee held one meeting in 2004.

        The Company will consider nominations for directors submitted by shareholders. Shareholder nominations for election to the Board of Directors must be made by written notification received by the Company not later than sixty days prior to the next annual meeting of shareholders. Such notification shall contain, at a minimum, the following information:

1.	The name and residential address of the proposed nominee and of each notifying shareholder;

2.	The principal occupation of the proposed nominee;

3.	A representation that the notifying shareholder intends to appear in person or by proxy at the meeting to nominate the person specified in the notice;

4.	The total number of shares of the Company owned by the notifying shareholder;

5.

A description of all arrangements or understandings between the notifying shareholder and the proposed nominee and any other person or persons pursuant to which the nomination is to be made by the notifying shareholder;

6.	Any other information regarding the nominee that would be required to be included in a proxy statement filed with the SEC; and

7.	The consent of the nominee to serve as director of the Company, if elected.

        The Committee will return, without consideration, any notice of proposed nomination which does not contain the foregoing information.

        The Nominating Committee has not established specific criteria or minimum qualifications that must be met by committee-nominated or shareholder-nominated nominees for director. Regardless of the source of a given nominee’s nomination, the Nominating Committee evaluates each nominee based solely upon his/her educational attainments, relevant experience and professional stature. The Nominating Committee primarily seeks nominations for director from institutional security holders, members of the investment banking community and current directors.

        During 2004, there were nine meetings of the Board of Directors.

        The Board of Directors unanimously recommends that shareholders vote “FOR” the election as directors of the nominees listed above.

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Independent Registered Public Accounting Firm Fees

        Fees for professional services provided by the Company’s Independent Registered Public Accounting Firms, J.H. Cohn LLP (effective September 29, 2004) and Ernst & Young LLP for the year ended December 31, 2004 and Ernst & Young LLP for the year ended December 31, 2003, are as follows:

	2004	2003

Audit fees	$182,645	$138,500
Audit-related fees	22,985	8,700
Tax fees	26,265	37,700

Totals	$231,895	$184,900

Fee Analysis and Pre-Approval Policy

Audit Fees

        Audit fees consist of fees relative to the audit of the Company’s year-end financial statements and review of the Company’s quarterly reports on Form 10-QSB.

Audit Related Fees

        Audit related fees principally include fees relative to the Form 8-K in connection with the Kimberly-Clark Corporation wound care asset acquisition in 2004, along with accounting consultations in 2004 and 2003.

Tax Fees

        Tax fees consist of fees relative to analysis of the Company’s net operating loss carryforwards in 2003 and preparation of the Company’s consolidated United States federal, state and local and Canadian tax returns in 2004 and 2003.

Audit Committee Pre-Approval Policy

        It is the policy of the Company’s audit committee to approve all engagements of the Company’s independent registered public accounting firm to render audit or non-audit services prior to the initiation of such services.

Independent Registered Public Accounting Firm’s Presence at Annual Meeting

        Representatives of the firm of J.H. Cohn LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        The Board of Directors unanimously recommends that shareholders vote “FOR” the ratification of the selection of J.H. Cohn LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2005.

EXECUTIVE OFFICERS

        The executive officers of the Company are:

Name	Age	Positions with the Company	Executive Officer of the Company Since

Edward J. Quilty	54	Chairman, President and Chief Executive Officer	March, 1996
John E. Yetter, CPA	52	Vice President and Chief Financial Officer	August, 2000
Robert C. Cole	52	Vice President - Sales and Marketing	January, 2003
Frederic Eigner	55	Executive Vice President of Operations and General Manager, Derma Sciences Canada Inc.	March, 2005

        Messrs. Quilty, Yetter, Cole and Eigner are members of the Company’s operating review committee. Additional information relative to Edward J. Quilty is included in the preceding pages under “Election of Directors.”

        John E. Yetter, CPA has served as Vice President and Chief Financial Officer of the Company since August, 2000. Prior to joining the Company, Mr. Yetter held a variety of senior financial positions with Bristol-Myers Squibb. Before his association with Bristol-Myers, he held several supervisory financial positions with Cooper Industries, Inc., Price Waterhouse and Hulse Manufacturing Company. Mr. Yetter is a member of the American Institute of Certified Public Accountants and the New York Society of Certified Public Accountants. He earned a Bachelor of Science in Accounting, magna cum laude, from Boston College School of Management, Boston, Massachusetts in 1975.

        Robert C. Cole has served as the Company’s Vice President – Sales and Marketing since January, 2003. Prior to joining the Company, Mr. Cole held a variety of executive sales positions with B. Braun Medical and predecessor firms beginning in 1974, most recently as Vice President, Sales, Eastern Zone. Mr. Cole earned his Bachelor of Science degree in Biology, cum laude, from St. Vincent’s College, Latrobe, Pennsylvania, in 1974.

        Frederic Eigner has served as Executive Vice President for Operations of the Company and General Manager of the Company’s Canadian subsidiary, Derma Sciences Canada Inc., since March, 2005. Previously he served as Vice President for Operations of Derma Sciences Canada Inc. since August, 2002. Prior to its acquisition by the Company, he held several positions with Dumex Medical Inc. during the period 1992 until August of 2002, most recently as Executive Vice President. Prior to his association with Dumex Medical, Mr. Eigner held a variety of executive manufacturing positions with The Kendall Company during the period 1980 through 1992, most recently as Director of Manufacturing. He earned a Bachelor of Science degree in Industrial Engineering from the High Technical school of Kranj, Slovenia, in 1975, a Master of Science in Chemical Engineering from the University of Maribor, Slovenia, in 1980, and a Master of Business Administration from the University of Toronto, Ontario, Canada, in 2000.

        Executive officers are elected by, and serve at the discretion of, the Board of Directors.

        Additional officers of the Company are:

Name	Age	Position with the Company	Officer of the Company Since

Martha A. Crimmins	58	Vice President for Operations	November, 1998
Gary E. Kostner	60	Vice President of Corporate Accounts	March, 2003

        Martha A. Crimmins has served as Vice President of Operations of the Company since November, 1998. Prior to joining the Company she founded Sunshine Products, Inc. in 1981 and served its President until the acquisition of Sunshine Products by the Company in November, 1998. Prior to founding Sunshine Products, Ms. Crimmins held a variety of service and teaching positions in the healthcare industry as a Registered Medical Technologist.

        Gary E. Kostner has served as Vice President of Corporate Accounts of the Company since March, 2003. Previously, Mr. Kostner served in several executive sales capacities with B. Braun Medical, Inc., most recently as Vice President of Corporate Accounts. He has over 30 years of experience in healthcare sales and corporate account management with B. Braun Medical and the former McGaw Laboratories. Mr. Kostner earned his Bachelor of Arts Degree from the University of Kansas, Lawrence, Kansas in 1969.

EXECUTIVE COMPENSATION

Compensation of Executive Officers

Summary Compensation Table

        The following table shows all compensation paid by the Company in the years 2002, 2003 and 2004 to its Chief Executive Officer, four individuals who served as the Company’s officers or directors on December 31, 2004 whose compensation exceeded $100,000 for their services (in all capacities) and up to two individuals who would have been disclosed herein under the foregoing criteria if they had been officers on December 31, 2004:

                                                      Annual Compensation
                                                      -------------------      # of Options      All Other
Name and Principal Position                Year       Salary         Bonus        Granted      Compensation
---------------------------                ----       ------         -----        -------      ------------

Edward J. Quilty                           2004      $287,499       $40,000       300,000        $11,245
Chairman, President and                    2003      $250,000          --          75,000        $10,745
Chief Executive Officer                    2002      $247,167       $30,000        30,000        $10,245

John E. Yetter, CPA                        2004      $193,333       $30,000       175,000         $6,500
Vice President and                         2003      $182,500       $25,000        40,000         $6,000
Chief Financial Officer                    2002      $174,458       $20,000        20,000         $5,500
                                                                       --
Robert C. Cole                             2004      $167,500       $25,000       175,000        $11,100
Vice President - Sales and Marketing       2003      $155,000          --            --           $7,200
                                           2002          --                       175,000           --

Frederic Eigner                            2004      $108,280       $19,215       100,000           $303
Executive Vice President - Operations      2003       $96,181          --                           $282
and General Manager, Derma Sciences        2002       $29,908 (1)      --                            $94
Canada Inc.

Martha A. Crimmins                         2004      $107,500          --          50,000         $3,225
Vice President - Operations                2003      $100,000        $5,215        30,000         $3,156
                                           2002       $92,645        $9,282          --           $3,058

_________________

(1)     Represents compensation earned during the period August through December, 2002.

Option Grants Table

        The following table sets forth information regarding grants of stock options to the following named executive officers and directors during the year ended December 31, 2004:

                                                         Percent of Total
                                                         Options Granted to        Exercise
                                     # of Options          Employees and            Price
              Name                      Granted          Directors in 2004        ($/Share)    Expiration Date
              ----                   -------------       -----------------        ---------    ---------------

Edward J. Quilty                       300,000 (1)            23.81%                $1.55      February 23, 2014
John E. Yetter, CPA                    175,000 (2)            13.89%                $1.55      February 23, 2014
Robert C. Cole                         175,000 (2)            13.89%                $1.55      February 23, 2014
Frederic Eigner                        100,000 (3)             7.94%                $1.55      February 23, 2014
Martha A. Crimmins                      50,000 (4)             3.97%                $1.55      February 23, 2014
Stephen T. Wills, CPA, MST              70,000 (5)             5.56%                $0.70      May 26, 2014
Srini Conjeevaram                       70,000 (5)             5.56%                $0.70      May 26, 2014
James T. O'Brien                        70,000 (5)             5.56%                $0.70      May 26, 2014
Richard J. Keim                         70,000 (5)             5.56%                $0.70      May 26, 2014
C. Richard Stafford, Esq.               70,000 (5)             5.56%                $0.70      May 26, 2014

_________________

(1)

These options vest as follows: (i) to the extent of 50,000 thereof, at the rate of 12,500 upon grant and 12,500 annually; and (ii) to the extent of 250,000 thereof, upon the attainment of certain performance objectives. These latter options lapsed effective December 31, 2004.

(2)

These options vest as follows: (i) to the extent of 25,000 thereof, at the rate of 6,250 upon grant and 6,250 annually; and (ii) to the extent of 150,000 thereof, upon the attainment of certain performance objectives. These latter options lapsed effective December 31, 2004.

(3)

These options vest as follows: (i) to the extent of 30,000 thereof, at the rate of 7,500 upon grant and 7,500 annually; and (ii) to the extent of 70,000 thereof, upon the attainment of certain performance objectives. These latter options lapsed effective December 31, 2004.

(4)

These options vest as follows: (i) to the extent of 20,000 thereof, at the rate of 5,000 upon grant and 5,000 annually; and (ii) to the extent of 30,000 thereof, upon the attainment of certain performance objectives. These latter options lapsed effective December 31, 2004.

(5)	These options vest at the rate of 55,000 on the date of grant and 5,000 per year thereafter.

Aggregate Year End Option Value Table

        The following table sets forth information regarding the aggregate number and value of options to purchase Common Stock held by the named executive officers as of December 31, 2004. No options have been exercised:

                                                Number of Shares                  $ Value of Unexercised
                                             Underlying Unexercised                In-The-Money Options
                                          Options at December 31, 2004           At December 31, 2004 (1)
                                        -------------------------------       ------------------------------
   Name                                 Exercisable       Unexercisable       Exercisable      Unexercisable
   ----                                 -----------       -------------       -----------      -------------
   Edward J. Quilty                        415,055          101,000              $35,825             $8,425
   John E. Yetter, CPA                     192,250           52,750              $16,300             $4,500
   Robert C. Cole                          111,250           88,750               $4,200             $2,800
   Frederic Eigner                          45,500           54,500                    0                  0
   Martha A. Crimmins                       57,000           43,000               $5,600             $1,400

_________________

(1)	Determined based on the fair market value for the Company’s Common Stock at December 31, 2004 of $0.54 per share.

Employment Arrangements

Edward J. Quilty

        The Company employs Edward J. Quilty, its Chairman, President and Chief Executive Officer, pursuant to a two-year employment agreement, effective March 1, 2004, providing for base compensation in the amount of $295,000 per year and incentive compensation in the discretion of the Company’s board of directors. The agreement further provides for the payment of severance compensation in the amount of two-years’ base salary upon failure of the Company to renew the agreement for successive two-year terms or for termination of Mr. Quilty’s employment other than “for cause”. In addition, upon a change in control of the Company, Mr. Quilty may, within six-months of the change in control, tender his resignation and receive two-years’ severance compensation.

John E. Yetter, CPA

        The Company employs John E. Yetter, CPA, its Vice President and Chief Financial Officer, pursuant to a one-year employment agreement, renewed effective March 1, 2005, providing for base compensation in the amount of $195,000 per year and incentive compensation in the discretion of the Company’s board of directors. The agreement further provides for the payment of severance compensation in the amount of one-year’s base salary upon failure of the Company to renew the agreement for successive one-year terms or for termination of Mr. Yetter’s employment other than “for cause”. In addition, upon a change in control of the Company, Mr. Yetter may, within six-months of the change in control, tender his resignation and receive one-year’s severance compensation.

Robert C. Cole

        The Company employs Robert C. Cole, its Vice President for Sales and Marketing, pursuant to a one-year employment agreement, renewed effective March 1, 2005, providing for base compensation in the amount of $170,000 per year and incentive compensation in the discretion of the Company’s board of directors. The agreement further provides for the payment of severance compensation in the amount of one-year’s base salary upon failure of the Company to renew the agreement for successive one-year terms or for termination of Mr. Cole’s employment other than “for cause”. In addition, upon a change in control of the Company, Mr. Cole may, within six-months of the change in control, tender his resignation and receive one-year’s severance compensation.

Frederic Eigner

        The Company employs Frederic Eigner, its Vice President and Executive Vice President – Operations and General Manager of Derma Sciences Canada Inc., pursuant to a one-year employment agreement, effective March 1, 2005, providing for base compensation in the amount of $114,500 ($142,000 Canadian) per year and incentive compensation in the discretion of the Company’s board of directors. The agreement further provides for the payment of severance compensation in the amount of one-year’s base salary upon failure of the Company to renew the agreement for successive one-year terms or for termination of Mr. Eigner’s employment other than “for cause”. In addition, upon a change in control of the Company, Mr. Eigner may, within six-months of the change in control, tender his resignation and receive one-year’s severance compensation.

Martha A. Crimmins

        The Company employs Martha A. Crimmins, its Vice President – Operations, pursuant to an employment agreement dated December 28, 2001. The agreement, as amended, provides for base compensation of $110,000 per year together with performance-based bonuses. The agreement also provides for the payment of severance compensation in the amount of six months’ salary upon termination of the agreement by the Company other than “for cause”. In addition, upon a change in control of the Company, Ms. Crimmins may, within six-months of the change in control, tender her resignation and receive six months’ severance compensation.

Stock Option Plan

        The Company adopted the Stock Option Plan (the “Plan”) July 18, 1991 and amended the Plan January 14, 1994, May 22, 1996, July 14, 1998, February 6, 2003 and February 24, 2004. The number of shares of Common Stock reserved for issuance pursuant to the Plan is 3,500,000 shares. The Plan authorizes the Company to grant two types of equity incentives: (i) options intended to qualify as “incentive stock options” (“ISOs”) as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and (ii) nonqualified stock options (“NQSOs”). The Plan authorizes options to be granted to directors, officers, key employees and consultants of the Company, except that

ISOs may be granted only to employees. The Plan is administered by a committee of disinterested directors designated by the Board of Directors (the “Compensation Committee”). Subject to the provisions of the Plan, the Compensation Committee determines who is eligible to receive stock options, together with the nature, amount, timing, exercise price, vesting schedule and all other terms and conditions of the options to be granted.

        Under the Plan, ISOs and NQSOs may have a term of up to ten years. Stock options are not assignable or transferable except by will or the laws of descent and distribution. Stock options granted under the Plan which have lapsed or terminated revert to the status of “unissued” and become available for reissuance.

        At December 31, 2004, options to purchase 2,228,000 shares of the Company’s Common Stock at prices in the range of $0.37 to $5.00 per share were issued and outstanding under the Plan.

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information concerning the Company’s equity compensation plans or individual arrangements that were approved by shareholders and those that were not approved by shareholders as of December 31, 2004:

                                                                                  Number of Securities
                                                                                 Remaining Available for
                                                                                  Future Issuance Under
                               Number of Securities to     Weighted-Average       Equity Compensation
                               be Issued Upon Exercise     Exercise Price of       Plans (Excluding
                               of Outstanding Options,    Outstanding Options,        Securities
Plan Category                    Warrants and Rights      Warrants and Rights     Reflected in Column 1)
-------------                    -------------------      -------------------     ----------------------

Equity Compensation Plans
Approved by Shareholders
                                   2,228,000 (1)                  $0.91                  1,272,000
Equity Compensation Plans
Not Approved by
Shareholders                       2,236,655 (2)                  $1.21                          0
                                   ---------                      -----                  ---------

Total                              4,464,655                      $1.06                  1,272,000
                                   =========                       ====                  =========

_________________

(1)

The securities consist of Incentive Stock Options and Nonqualified Stock Options granted to officers, directors, employees and consultants in 1997, 1998, 2003 and 2004 pursuant to the Company’s Stock Option Plan. The per share exercise price of the options is in the range of $0.37 to $5.00. The shares of Common Stock underlying the options have not been registered under the Securities Act of 1933.

(2)

The securities consist of Nonqualified Stock Options granted to officers, directors, employees and consultants of the Company during the period 1995 through 2002. These options were effected pursuant to employment agreements or stock option agreements recommended by the Compensation Committee of the Company’s Board of Directors and approved by its Board of Directors. The per share exercise price of the options is in the range of $0.40 to $12.50. The shares of Common Stock underlying the options have not been registered under the Securities Act of 1933.

CODE OF ETHICS

        The Company has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer (controller) and persons performing similar functions. The Company has filed a copy of its code of ethics as Exhibit 10.42 to its Form 10-KSB filed on March 31, 2003.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth as of March 31, 2005 certain information regarding the beneficial ownership of shares of the Company’s Common Stock by: (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each officer of the Company, and (iv) all directors and officers of the Company as a group:

                                                                                    Percent
                                                           Number of Shares       Beneficially
Name and Address of Beneficial Owner (1)               Beneficially Owned (17)     Owned (17)
----------------------------------------               -----------------------     ----------

Srini Conjeevaram (2)..................................        6,140,516            36.85%
Richard J. Keim (3)....................................        1,830,500            14.15%
Voyager Partners (4)...................................        1,428,572            11.63%
Edward J. Quilty (5)...................................        1,105,115             8.50%
Hambrecht & Quist California (6).......................        1,064,167             8.36%
Norman H. Pessin (7)...................................        1,003,000             7.91%
Bushido Capital Master Fund (8)........................        1,000,000             7.82%
William R. Grant (9)...................................          900,000             7.21%
Endeavor Asset Management (10).........................          800,000             6.31%
Stephen T. Wills, CPA, MST (11)........................          505,336             3.99%
James T. O'Brien (12)..................................          361,600             2.88%
C. Richard Stafford, Esq. (13).........................          285,000             2.27%
John E. Yetter, CPA (14)...............................          252,875             2.02%
Robert C. Cole (15)....................................          166,875             1.34%
All directors and officers as a group (8 persons) (16)        10,647,817            72.00%

_________________

(1)	Except as otherwise noted, the address of each of the persons listed is: 214 Carnegie Center, Suite 100, Princeton, New Jersey 08540.

(2)

Srini Conjeevaram is a General Partner of the Galen III Partnerships. The Galen III Partnerships can be reached at: 610 Fifth Avenue, Fifth Floor, New York, New York 10020. Includes shares owned by Galen Partners III, L.P., Galen Partners International III, L.P. and Galen Employee Fund III, L.P. Ownership consists of: 1,762,000 shares of Common Stock, 125,003 shares of Class A Convertible Preferred Stock (“Class A Preferred”), 416,668 shares of Class B Convertible Preferred Stock (“Class B Preferred”), 619,055 shares of Class C Convertible Preferred Stock (“Class C Preferred”), 1,071,346 shares of Class D Convertible Preferred Stock (“Class D Preferred”), 550,003 warrants to purchase Common Stock exercisable at $0.75 per share (“Class E Warrants”), 1,309,441 warrants to purchase common stock exercisable at $0.50 per share (“Class F Warrants”) and exercisable options to purchase 287,000 shares of Common Stock. No additional options to purchase Common Stock will become exercisable within 60 days of March 31, 2005.

(3)

Richard J. Keim is a Managing Director of Kensington Management Group, LLC. Kensington Management Group, LLC can be reached at: 200 Park Avenue, New York, New York 10016. Includes shares owned by Kensington Partners L.P., Kensington Partners II L.P., Bald Eagle Fund Ltd., Peter Orthwein Managed Account and Peter Orthwein Family Trust. Ownership consists of: 1,175,500 shares of Common Stock, 440,000 Class E Warrants and exercisable options to purchase 215,000 shares of Common Stock. No additional options to purchase Common Stock will become exercisable within 60 days of March 31, 2005.

(4)	Voyager Partners can be reached at: Oakmont Corporation, 865 South Figueroa Street, Suite 700, Los Angles, California 90017. Ownership consists of: 1,428,572 shares of Common Stock.

(5)

Edward J. Quilty’s ownership consists of: 385,684 shares of Common Stock, 220,001 Class E Warrants, 50,000 Class G Warrants and exercisable options to purchase 449,430 shares of Common Stock. No additional options to purchase Common Stock will become exercisable within 60 days of March 31, 2005.

(6)	Hambrecht & Quist California can be reached at: One Bush Street, San Francisco, California 94104. Ownership consists of: 624,167 shares of Common Stock and 440,000 Class E Warrants.

(7)	Norman H. Pessin can be reached at 455 East 57th Street, New York, New York. Ownership consists of 603,000 shares of Common Stock and 400,000 Class G Warrants.

(8)

Bushido Capital Master Fund can be reached at 275 Seventh Avenue, Suite 2000, New York, New York 10001. Ownership consists of 500,000 shares of Common Stock and 500,000 warrants to purchase Common Stock at $1.05 per share (“Class G Warrants”).

(9)	William R. Grant can be reached at 30 Sutton Place # 7B, New York, New York 10022. Ownership consists of: 700,000 shares of Common Stock and 200,000 Class G Warrants.

(10)	Endeavor Asset Management can be reached at 29 Broadway, Room 1125, New York, New York 10006. Ownership consists of: 400,000 shares of Common Stock and 400,000 Class G Warrants.

(11)

Stephen T. Wills’ ownership consists of: 119,668 shares of Common Stock, 58,668 Class E Warrants and exercisable options to purchase 327,000 shares of Common Stock. No additional options to purchase Common Stock will become exercisable within 60 days of March 31, 2005.

(12)

James T. O’Brien’s ownership consists of: 81,600 shares of Common Stock and exercisable options to purchase 240,000 shares of Common Stock. No additional options to purchase Common Stock will become exercisable within 60 days of March 31, 2005.

(13)

C. Richard Stafford’s ownership consists of: 35,000 shares of Common Stock, 35,000 Class G Warrants and exercisable options to purchase 215,000 shares of Common Stock. No additional options to purchase Common Stock will become exercisable within 60 days of March 31, 2005.

(14)

John E. Yetter’s ownership consists of: 40,000 shares of Common Stock and exercisable options to purchase 212,875 shares of Common Stock. No additional options to purchase Common Stock will become exercisable within 60 days of March 31, 2005.

(15)

Robert C. Cole’s ownership consists of: 25,000 shares of Common Stock and exercisable options to purchase 126,875 shares of Common Stock. No additional options to purchase Common Stock will become exercisable within 60 days of March 31, 2005.

(16)

Ownership consists of: Common Stock, Class A Preferred, Class B Preferred, Class C Preferred, Class D Preferred, Class E Warrants, Class F Warrants, Class G Warrants and options currently exercisable and exercisable within 60 days of March 31, 2005 to purchase shares of Common Stock.

(17)

The number of shares beneficially owned and the percent beneficially owned by each entity or individual assume the exercise of all exercisable options (including those that would be exercisable within 60 days of March 31, 2005), the exercise of all warrants and the conversion into Common Stock of all Convertible Preferred Stock owned by such entity or individual. The percent beneficially owned is a fraction the numerator of which is the number of shares of Common Stock beneficially owned by each entity or individual and the denominator of which is the number of outstanding shares of Common Stock plus the number of shares of Common Stock which would be issued upon exercise by the subject entity or individual of its/his/her own options and warrants and the conversion into Common Stock of its/his/her own Convertible Preferred Stock. This method of computing the percent beneficially owned results in the aggregate ownership percentages of all owners exceeding 100%.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Company has a consulting agreement with its founder, former president and former director. In 2004 and 2003 compensation and reimbursed expenses under this agreement were $28,643 and $34,167, respectively.

        A director of the Company is a general partner in the firm that holds a significant equity ownership of the Company. In 2004, the firm was paid a $45,000 private equity fund raising commission.

ADDITIONAL INFORMATION

Audit Committee Charter

        The Company’s Board of Directors has adopted a written charter for the Audit Committee. A copy of the Charter of the Audit Committee is attached to this Proxy Statement as Appendix A.

Audit Committee

Audit Committee Financial Expert

        Stephen T. Wills, CPA, MST has been determined by the Company’s Board of Directors to be its Audit Committee Financial Expert. In making this determination, the Board relied on Mr. Wills’ extensive education and experience in financial matters as set forth in his biographical sketch appearing elsewhere in this Proxy Statement. Among his qualifications, the Board considers that Mr. Wills possesses the following financial capabilities:

1.	An understanding of accounting principles generally accepted in the United States and financial statements;

2.	The ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

3.

Experience preparing, auditing, analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, together with experience actively supervising persons engaged in the foregoing activities;

4.	An understanding of internal controls and procedures for financial reporting; and

5.	An understanding of audit committee functions.

Audit Committee Members

        The following individuals are members of the Audit Committee of the Company’s Board of Directors:

Stephen T. Wills, CPA, MST Srini Conjeevaram C. Richard Stafford, Esq. Richard J. Keim James T. O’Brien

Audit Committee Report

        THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

        Effective September 29, 2004, the Board of Directors, upon recommendation of the Audit Committee, discharged Ernst & Young LLP and retained J.H. Cohn LLP as the Company’s independent registered public accounting firm. The Audit Committee’s recommendation was made, and the Board’s action was taken, solely with a view to reducing costs associated with the audit of the Company’s financial statements and related services. References in this report to “independent registered public accounting firm” with respect to periods prior to September 29, 2004 and from September 29, 2004 forward are references to Ernst & Young LLP and J.H. Cohn LLP, respectively.

        The Audit Committee met privately with both the independent registered public accounting firm and Company financial personnel, each of whom has unrestricted access to the Audit Committee. The Audit Committee met with management periodically during the year to consider the adequacy of the Company’s internal controls and the objectivity of its financial reporting. The Audit Committee discussed these matters with the Company’s independent registered public accounting firm and with appropriate Company financial personnel. The Audit

Committee also discussed with the Company’s senior management and independent registered public accounting firm the process used for certifications by the Company’s chief executive officer and chief financial officer which are required by the Securities and Exchange Commission and the Sarbanes Oxley Act of 2002 for certain of the Company’s filings with the Securities and Exchange Commission.

        Management has primary responsibility for the implementation of the system of internal controls, and for the preparation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company’s independent registered public accounting firm audited the financial statements prepared by management, expressed an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States and discussed with the Audit Committee any issues they believe should be raised with the Audit Committee.

        The Audit Committee reviewed with management and with the Company’s independent registered public accounting firm the Company’s financial statements and met separately with both management and the independent registered public accounting firm to discuss and review those financial statements and reports prior to their issuance. Management has represented to the Audit Committee, and the independent registered public accounting firm have confirmed, that the financial statements were prepared in accordance with accounting principles generally accepted in the United States.

        The Audit Committee obtained from and discussed with the independent registered public accounting firm a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence under Independence Standards Board No. 1, “Independence Discussions with Audit Committees,” discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors’ independence. The Audit Committee implemented a procedure to monitor auditor independence and reviewed non-audit services performed by the independent registered public accounting firm.

        The Audit Committee discussed and reviewed with the independent registered public accounting firm all communications required by standards of the Public Company Accounting Oversight Board (United States), including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and, with and without management present, discussed and reviewed the results of the independent registered public accounting firm’ examination of the financial statements.

        Based on the above-mentioned reviews and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in its Annual Report on Form 10-KSB for the year ended December 31, 2004. The Audit Committee also recommended the reappointment of J.H. Cohn LLP as the Company’s independent registered public accounting firm and the Board concurred in such recommendation.

For the Audit Committee:

Stephen T. Wills, CPA, MST
Srini Conjeevaram
C. Richard Stafford, Esq.
Richard J. Keim
James T. O’Brien

Compensation Committee

        The following individuals are members of the Compensation Committee of the Company’s Board of Directors:

Edward J. Quilty
James T. O’Brien
Srini Conjeevaram
Stephen T. Wills, CPA, MST
C. Richard Stafford, Esq.
Richard J. Keim

Compensation Committee Report

        The Compensation Committee is charged with the following responsibilities: (i) recommendations to the Board of Directors relative to the compensation of executive officers, (ii) administration of the 1994 stock option plan and recommendations to the Board relative to the grant of options to employees, directors and consultants of the Company, (iii) review of, and recommendations to the Board concerning, proposed employment agreements with executive officers, and (iv) evaluation of the performance of, and determination of compensation policies for, executive officers. With the exception of Edward J. Quilty the members of the Compensation Committee are not employees of the Company.

Executive Compensation Policy.

        Competition for qualified senior management personnel in the Company’s industry is intense. In order to attract and retain qualified personnel, the Company must offer compensation which is comparable to similarly situated companies and which provides the potential for substantial rewards if the Company is successful over the long-term. The objectives of the Company’s executive compensation policy are to attract, retain and reward executive officers and other key employees who contribute to its success and to motivate these individuals to enhance stockholder value. The Company seeks to pay compensation at levels competitive with other medical device companies and provide significant equity-based incentives for executives and other key employees to respond to the Company’s challenges and opportunities.

Determining Executive Compensation.

        The Compensation Committee meets several times per year in order to: (i) review the effectiveness of the Company’s executive compensation policy in advancing the Company’s objectives, (ii) make recommendations to the Board for any adjustments, and (iii) recommend annual compensation for the coming year. The Company’s Chief Executive Officer and the Chairman of the Audit Committee gather and report on information about compensation levels in comparable companies. The performance of each executive officer and the financial condition of the Company are reviewed in relation to the following major components of executive compensation:

        1.   Base salary. The employment agreement with each executive sets an initial base salary in accordance with industry norms and the subject executive’s experience and qualifications. The Compensation Committee annually reviews each executive officer’s base salary. Among the factors taken into consideration are: (i) individual and corporate performance, (ii) levels of responsibility, (iii) prior experience, (iv) breadth of knowledge of the industry, and (v) competitive pay practices. If salaries at comparable companies have increased, the Compensation Committee normally recommends similar increases. Provided, however, increases will be recommended only if the subject executive’s historical performance warrants an increase and if the increase is prudent in view of the Company’s financial condition.

        2.   Annual bonus. In addition to base salary, the Company seeks to reward executives each year for the achievement of specific goals which may be financial, operational or technological. In this regard, the Compensation Committee considers objectively measurable goals such as obtaining new investment capital, negotiating valuable contracts or meeting sales objectives, together with subjective goals such as quality of management performance and consistency of effort.

        3.   Equity incentives. Historically, the Company has awarded stock options both pursuant to, and outside, the Company’s 1991 stock option plan (the “Plan”). Effective February 6, 2003, the Company intends to issue options exclusively under the Plan. The exercise price of options granted under the Plan is at least 100% of fair market value of the Common Stock on the date of grant. The Compensation Committee determines the number and terms of recommended option grants based on practices at comparable companies in the medical device industry and the Company’s policy of linking option grants to performance.

For the Compensation Committee:

Edward J. Quilty
James T. O’Brien
Srini Conjeevaram
Stephen T. Wills, CPA, MST
C. Richard Stafford, Esq.
Richard J. Keim

OTHER BUSINESS

        Management of the Company knows of no other business which will be presented for consideration at the Meeting, but should any other matters be brought before the Meeting it is intended that the persons named in the accompanying proxy will vote at their discretion.

SHAREHOLDER PROPOSALS

        Any shareholder desiring to present a proposal to other shareholders at the next Annual Meeting must transmit such proposal to the Company so that it is received by the Company on or before January 15, 2006. All such proposals should be in compliance with applicable regulations of the Securities and Exchange Commission.

ANNUAL REPORT

        THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH BENEFICIAL HOLDER OF COMMON STOCK ON THE RECORD DATE, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO THE CORPORATE SECRETARY, DERMA SCIENCES, INC., 214 CARNEGIE CENTER, SUITE 100, PRINCETON, NEW JERSEY 08540.

By Order of the Board of Directors,

Edward J. Quilty
April 6, 2005	Chairman

APPENDIX A

DERMA SCIENCES, INC.

AUDIT COMMITTEE

CHARTER

Organization

        There shall be a committee of the Board of Directors of the Corporation to be known as the Audit Committee. The Audit Committee shall be composed of not less than two (2) directors each of whom is independent of the Corporation and management of the Corporation and free of any relationship that may interfere with his/her free exercise of such independence.

Statement of Policy

        The Audit Committee shall assist the Board of Directors in fulfilling its responsibilities to the shareholders, potential shareholders, the investment community and others relative to the Corporation’s financial statements, the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Corporation’s financial statements, and the legal compliance and ethics programs as established by management and the Board of Directors. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the Committee, independent registered public accounting firm, the internal financial personnel and management of the Corporation. In discharging its oversight role, the Audit Committee shall have the authority to:

        1.   Investigate any matter discovered by it or brought to its attention;

        2.    Examine all books, records and facilities of the Corporation;

        3.   Interview any and all personnel of the Corporation; and

        4.   Retain outside counsel or other experts for the foregoing purposes.

Responsibilities and Processes

        The primary responsibility of the Audit Committee is to oversee the Corporation’s financial reporting processes on behalf of the Board of Directors and report the results of its activities to the Board. The Committee shall take appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business practices and ethical behavior. The following shall be the principal processes of the Audit Committee which processes may be supplemented by the Committee, as appropriate:

        1.   The Committee shall have the authority and responsibility to evaluate and, where appropriate, recommend replacement of the independent registered public accounting firm.

        2.   The Committee shall discuss with the auditors their independence from management and the Corporation and the matters included in the written disclosures required by the Independence Standards Board.

        3.   Annually, the Committee shall recommend to the Board of Directors the selection of the Corporation’s independent registered public accounting firm, subject to approval of the Corporation’s shareholders.

        4.   The Committee shall discuss with the internal financial personnel and the independent registered public accounting firm the overall scope and plans for their respective procedures and audits.

        5.   The Committee shall discuss with management, the internal financial personnel and the independent registered public accounting firm the adequacy and effectiveness of the Corporation’s accounting and financial controls, systems to monitor and manage business risk and legal and ethical compliance programs.

        6.   The Committee shall meet separately with the internal financial personnel and the independent registered public accounting firm, with and without management present, to discuss the results of their examinations.

        7.   The Committee shall review the interim financial statements with management and the independent registered public accounting firm prior to the filing of the Corporation’s Quarterly Reports on Form 10-QSB.

        8.   The Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent registered public accounting firm under standards of the Public Company Accounting Oversight Board (United States). The chairperson of the Committee may represent the entire Committee for the purposes of this review.

        9.   The Committee shall review with management and the independent registered public accounting firm the financial statements to be included in the Corporation’s Annual Report on Form 10-KSB. (or the annual report to shareholders if distributed prior to the filing of Form 10-KSB). In this connection, the Audit Committee shall exercise its judgment about the quality of conformity to generally accepted accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

        10.   The Committee shall review the results of the annual audit and any other matters required to be communicated to the committee by the independent registered public accounting firm under standards of the Public

Company Accounting Oversight Board (United States) and shall report to management its recommendations, if any, occasioned thereby.

Procedure

        Meetings of the Audit Committee shall be called upon the request of any member thereof. Notice of such meeting shall be given to each member of the Audit Committee at least three (3) days before the meeting, either orally or in writing. Presence at a meeting of the Audit Committee shall constitute waiver of notice thereof.

        A majority of the members of the Audit Committee shall constitute a quorum for the purpose of taking any action upon any matter that may come before the Committee.

APPENDIX B

DERMA SCIENCES, INC.

COMPENSATION COMMITTEE

CHARTER

Organization

        There is hereby established a committee of the Board of Directors of the Corporation to be known as the Compensation committee. The Compensation Committee shall be composed of three (3) directors who are independent of the management of the Corporation and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a Compensation Committee member.

Mandate

        The Compensation Committee shall recommend to the Board of Directors the form, amount and terms of compensation to be paid to the Chief Executive Officer and other executive officers of the Corporation and shall prepare, or cause to be prepared, such data and reports as may be required, from time to time, by the Corporation’s independent registered public accounting firm, the Securities and Exchange Commission, the Internal Revenue Service or other governmental or regulatory agencies.

Powers and Responsibilities

      The Compensation Committee shall:

        1.    Periodically, and no less often than annually, review the compensation of the Chief Executive Officer and other executive officers of the Corporation with a view to determining: (1) the reasonableness of such compensation and the methods of determination thereof, and (2) the comparability of such compensation to compensation paid by corporations of similar size, and engaged in similar activities, as the Corporation;

        2.   Recommend to the Board of Directors of the Corporation the amount, form and terms of compensation to be paid to the Chief Executive Officer and other executive officers of the Corporation;

        3.   Administer the various deferred compensation plans, incentive plans and benefit programs of the Corporation to the extent that the Corporation assumes responsibility for the administration thereof;

B-1

        4.   Evaluate the job performance of the Chief Executive Officer and other executive officers of the Corporation;

        5.   Review, analyze and submit to the Board of Directors its recommendations relative to the addition to, and/or modification of, the Corporation’s current and deferred compensation programs; and

        6.   Investigate any matter within the scope of its authority and retain outside counsel or consultants for this purpose.

Procedure

        Meetings of the Compensation Committee shall be called upon the request of any member thereof. Notice of such meeting shall be given to each member of the Compensation Committee at least three (3) days before the meeting, either orally or in writing. Presence at a meeting of the Compensation Committee shall constitute waiver of notice thereof.

        A majority of the members of the Compensation Committee shall constitute a quorum for the purpose of taking any action upon any matter that may come before the Committee.

B-2

DERMA SCIENCES, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Annual Meeting of Shareholders to be held on May 11, 2005

The undersigned hereby constitutes and appoints Edward J. Quilty, with full power of substitution, as proxy of the undersigned to vote all of the shares of Derma Sciences, Inc. that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of Derma Sciences, Inc. to be held at the offices of the Company, 214 Carnegie Center, Suite 100, Princeton, New Jersey on May 11, 2005, at 3:00 p.m., and any adjournments thereof. This proxy shall be voted on the proposals described in the Proxy Statement as specified below.

The Board of Directors recommends a vote “FOR” each of the following:

1.   ELECTION OF DIRECTORS:

Nominees: Edward J. Quilty, Srini Conjeevaram, Stephen T. Wills, CPA, MST, James T. O’Brien, C. Richard Stafford, Esq., Richard J. Keim and Robert G. Moussa. To withhold authority to vote for an individual nominee, place a line through such nominee’s name. To cumulate votes, indicate the votes allocated to each nominee above such nominee’s name.

 FOR all nominees	 WITHHOLD AUTHORITY for all nominees

2.    RATIFICATION OF THE SELECTION OF J.H. COHN LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2005:

 FOR	 AGAINST	 ABSTAIN

3.    DISCRETIONARY AUTHORITY:

In his discretion, the proxy is authorized to vote upon such other matters as may come before the meeting and any adjournments thereof.

 FOR	 AGAINST	 ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ALL NOMINEES AND “FOR” PROPOSALS 2 AND 3.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF THE MEETING AND THE PROXY STATEMENT. The undersigned also hereby ratifies all that the proxy named herein may do by virtue hereof and hereby confirms that this proxy shall be valid and may be voted regardless of whether the undersigned’s name is signed as set forth below or a seal is affixed or the description, authority or capacity of the person signing is given or other defect of signature exists.

________________________________	_____________________
Signature of Shareholder	Date

________________________________	_____________________
Signature of Co-Owner	Date

PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. Please sign this proxy exactly as your name appears in the address at the left. If shares are registered in more than one name, all owners should sign. If you are signing in a fiduciary or representative capacity, such as attorney-in-fact, executor, administrator, trustee or guardian, please give full title and attach evidence of authority. Corporations, please sign with full corporate name by a duly authorized officer or officers. If a partnership, please sign in partnership name by an authorized person.

I/WE PLAN TO ATTEND THE MEETING	